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Exhibit 10.2 - Jarus Promissory Note Secured by Deed of Trust


                   PROMISSORY NOTE SECURED BY DEED OF TRUST
                   ----------------------------------------


U.S. $500,000.00                                                   July 19, 2001

                             W I T N E S S E T H:
                              - - - - - - - - - -

     FOR VALUE RECEIVED, SCOTT JARUS and REBECCA JARUS, each an individual residing at 1711 6th Street, Manhattan Beach, California 90266 (collectively, "Borrowers"), hereby promise, jointly and severally, to pay J2 GLOBAL
 ---------
COMMUNICATIONS, INC., a Delaware corporation having an office at 6922 Hollywood Blvd., Suite 800, Los Angeles, California 90028 or any subsequent assignee of this Note ("Lender"), the principal sum of Five Hundred Thousand Dollars
            ------
($500,000.00), with interest on the unpaid balance of such amount from the date of this Note until repaid, at the rate of interest specified herein. This Note evidences Borrowers' obligation to repay a loan (the "Loan") made by Lender to
                                                      ----
Borrowers in the principal amount hereof on the date hereof and is secured by
(a) a Deed of Trust, dated as of July 19, 2001, made by Borrowers in favor of Lawyers Title Company for the benefit of Lender (the "Deed of Trust"), on the
                                                      -------------
premises commonly known as 1711 6th Street, Manhattan Beach, California 90266 (the "Property"), and more fully described in the Deed of Trust, and (b) all
      --------
other security given to Lender by Borrowers and other related parties as collateral for the Loan (such documents, as they may be amended from time to time, and other documents which may hereafter be given to Lender by Borrowers and other related parties as further security for, or in connection with, the Loan (including, without limitation, any Uniform Commercial Code Financing Statements) being hereinafter collectively referred to as the "Security
                                                               --------
Documents", and the Security Documents and this Note being hereinafter
---------
collectively referred to as the "Loan Documents.")
                                 --------------

     As used herein: "Business Day" means a day other than (i) a Saturday or
                      ------------
Sunday, or (ii) a day on which banking institutions located in Los Angeles, California are required or authorized by law or other government action to be closed; "Applicable Rate" means (i) at any time prior to the Without Cause
         ---------------
Anniversary Date (as hereinafter defined), 4.88%, (ii) on or after the Without Cause Anniversary Date but prior to the Without Cause 18-month Anniversary Date, the sum of the Prime Rate plus 1.00%, and (iii) on or after the Without Cause 18-month Anniversary Date, the sum of the Prime Rate plus 3.00% ; "Prime Rate"
                                                                   ----------
means, on any date, the current "base rate" of interest announced by Bank of America, N.A. as its prime rate of interest, provided that if such bank shall cease to publish such a base rate, then the "Prime Rate" shall be the rate
                                             ----------
announced as the prime rate of interest by the largest bank in California (as measured by deposits) that publishes a prime rate of interest; "Without Cause
                                                                -------------
Anniversary Date" means the date that is that is exactly one (1) year following
----------------
Scott Jarus' last day of employment with the Company (as hereinafter defined); "Without Cause 18-month Anniversary Date" means the date that is exactly six (6)
 ---------------------------------------
calendar months following the Without Cause Anniversary Date; and "Interest
                                                                   --------
Period" means any of the following periods, as applicable: (i) the period
------
beginning on the date of this Note and ending on July 31, 2001; and (ii) each succeeding calendar month beginning with the first day of such calendar month and ending with the last day of such calendar month, to and including the Maturity Date.

     1.   Maturity Date. Subject to the terms and conditions hereof,
          -------------
the entire amount remaining due hereunder (including all principal (including all Capitalized Deferred Interest (as hereinafter defined)) and accrued but unpaid interest thereon (including all interest accrued on all Capitalized Deferred Interest) shall be due and payable to Lender on July 8, 2006 (the "Maturity Date") or on such earlier date as may be required or permitted under
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the terms of this Note; provided, however, that (a) if Scott Jarus' employment
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with j2 Global Communications, Inc. (hereinafter referred to, in its capacity as
Mr. Jarus' employer, as the "Company") either is terminated by the Company
                             -------
without "Cause" (as such term is defined in the employment agreement letter
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dated June 12, 2001 between Mr. Jarus and the Company (the "Employment
                                                            ----------
Agreement")) or is "constructively terminated" (as defined in the Employment
---------
Agreement), in each case prior to July 8, 2004, then the Maturity Date shall be accelerated to the date that is exactly two (2) years following Mr. Jarus' last day of employment with the Company; and (b) if Mr. Jarus either voluntarily terminates his employment with the Company (without constructive termination under the Employment Agreement) or is terminated by the Company with "Cause" (as defined in the Employment Agreement), in each case prior to May 9, 2006, then the Maturity Date shall be accelerated to the date that is exactly sixty (60) days following Mr. Jarus' last day of employment with the Company.

     2.   Interest Rate.
          -------------

     (a)  Rate. Outstanding balances of principal of the Loan shall, subject to
          ----
subsection (b) of this Section 2, bear interest for each day at a rate equal to the Applicable Rate for such day.

     (b)  Calculations. The interest rate hereunder (i) shall be based on a year
          ------------
of 365 days and actual days elapsed and (ii) when based on the Prime Rate, shall change automatically from time to time effective as of the effective date of each change in the Prime Rate.

     3.   Payment of Interest and Principal.
          ---------------------------------

     (a) All interest on the outstanding principal balance hereof (including, without limitation, all Capitalized Deferred Interest (as hereinafter defined)) shall be due and payable in arrears on the last day of each Interest Period (each such date, a "Payment Date"); provided, however, that with respect to each
                    ------------    --------  -------
Payment Date occurring prior to the Without Cause Anniversary Date, Borrowers will not be required to pay installments of interest otherwise due and payable hereunder on such Payment Date.

     (b) The amount of interest that accrues on the outstanding principal balance hereof during each Interest Period prior to the Without Cause Anniversary Date shall be known as "Deferred Interest" and on the Payment Date
                                    -----------------
immediately preceding the Without Cause Anniversary Date shall be capitalized into, added to and become a part of, the outstanding principal balance hereof, and thereafter interest on the amount of the Deferred Interest so capitalized (such Deferred Interest so capitalized, the "Capitalized Deferred Interest")
                                             -----------------------------
shall accrue at the Applicable Rate in accordance with Section 2.

     4.   Prepayment. Borrowers shall have the right to prepay this Note in
          ----------
whole or in part at any time, without premium or penalty. Borrowers shall give Lender not less than five (5) days' prior written notice of prepayment, specifying the prepayment date and the principal amount to be prepaid. Such prior notice of prepayment having been given, on the date specified in such notice, the principal portion of the Note so specified, together with interest thereon to such date, shall become due and payable on such prepayment date. In certain circumstances described in the Deed of Trust following a casualty or condemnation with respect to the Property, Borrowers shall be required to prepay this Note in accordance with the provisions of this Section 4.

     5.   Payment. All payments of principal and interest on this Note shall be
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paid to Lender, or as Lender may otherwise designate, on the date the same is due, in lawful money of the United States which shall be legal tender for the payment of all debts and dues, public and private, at the time of payment without any counterclaim, set-off or deduction whatsoever (except as herein expressly provided) and without any prior demand therefor. All references to "Dollars" or "$" herein refer to United States of America dollars. All payments of principal and interest on this Note are payable at Lender's office or at such other place as Lender shall notify Borrowers in writing upon not less than three
(3) Business Days' prior written notice. Any payment required to be made hereunder which is due on a day which is not a Business Day shall not be due on such day, but shall be due on the next Business Day. Except as otherwise expressly provided herein, Lender

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reserves the right to require any payment on this Note, whether such payment is of a regular installment or represents a prepayment or final payment of principal, to be paid by wired federal funds, certified check, bank check, treasurer's check or cashier's check or other immediately available funds or to be paid at a place other than the address as set forth in Section 15 herein pursuant to instructions given to Borrowers by Lender not less than three (3) Business Days prior to the date such payment is payable.

     6.   Application of Payments.
          -----------------------

     (a) Lender shall apply all payments received hereunder as follows: first, to interest currently due and payable; second, to any portion of the outstanding principal balance currently due and payable. To the extent there is any delinquency in the payment of any amount due hereunder, Lender shall apply all payments first to the payment of said delinquency and the balance in accordance with the terms of this Note.

     (b) Notwithstanding anything to the contrary herein contained, in the event that there shall have occurred an event of default under the Deed of Trust, Lender, in its discretion, may apply any payment under this Note in accordance with the provisions of the Deed of Trust.

     7.   Default Rate. In the event Borrowers (i) fail to pay when due any
          ------------
installment of interest within three (3) Business Days after due hereunder, or
(ii) fail to pay when due the principal hereof as required hereunder, in addition to the rights Lender has as set forth in Section 8 hereof, such sums shall bear interest at a rate (the "Default Rate") equal to the greater of (a)
                                    ------------
the then applicable Applicable Rate or (b) the rate of ten percent (10.0%) per annum, computed from the date such payment was due and payable to the date of receipt of such installment by Lender in good and immediately available funds.

     8.   Default. Borrowers will be in default under this Note should any of
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the following occur:

          a.   Borrowers fail to pay any amounts due under this Note when due;

          b. Borrowers fail to observe any other term or condition of this Note, the Deed of Trust, or any other Loan Document;

          c. Borrowers become insolvent or any proceeding in bankruptcy or insolvency is commenced against Borrowers;

          d.   Borrowers take advantage of any insolvency law; or

          e. A receiver or conservator for the property of Borrowers is appointed.

If Borrowers are in default, Lender shall have the right, in its sole discretion, to declare all outstanding principal, accrued and unpaid interest, and all other outstanding sums, fees, and charges due under this Note to be immediately due and payable in full, without notice or further grace except to the extent required by the Deed of Trust. Upon such default, Lender will also have all rights and remedies available under law, including without limitation under the Deed of Trust with respect to the Property and under the California Uniform Commercial Code with respect to any other collateral provided by Borrowers to Lender. Borrowers also agree to pay Lender's cost of collection and attorneys' fees.

     9.   Expenses of Collection. Borrowers agree to pay all costs and expenses
          ----------------------
of collection incurred by Lender (including, without limitation, reasonable attorneys' fees and disbursements) resulting from a default, in addition to principal, interest and late or delinquency charges, and including all costs and expenses incurred in connection with the pursuit by Lender of any of its rights or remedies referred to herein or the protection of or realization of collateral or in connection with any of Lender's collection efforts, and all such costs and expenses

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shall be payable on demand (and all such costs and expenses actually paid by
Lender shall bear interest at the Default Rate from the date of such demand until the date such sums are paid to Lender) and also shall be secured by the Deed of Trust and all other collateral at any time held by Lender as security for Borrower's obligations to Lender. If Lender institutes a suit in connection with its collection efforts, Lender shall not be reimbursed for its costs and expenses in connection with any such suit unless Lender shall prevail in such suit and obtain a final and non-appealable judgment in connection therewith, or if no appeal is filed, then the period for filing an appeal shall have expired.

     10.  No Waiver by Lender. No failure on the part of Lender or other holder
          -------------------
hereof to exercise any right or remedy hereunder, whether before or after the happening of a default, shall constitute a waiver of such default, any future default or of any other default. No failure to accelerate the debt evidenced hereby by reason of default hereunder, or acceptance of a past due installment, or indulgence granted from time to time shall be construed to be a waiver of the right (a) to insist upon prompt payment or (b) to impose late or delinquency charges thereafter or (c) to impose such charges retroactively, nor shall it be deemed to be a novation of this Note or as a reinstatement of the debt evidenced hereby or as a waiver of such right of acceleration or any other right, nor be construed so as to preclude the exercise of any right which Lender may have, whether by the laws of the state governing this Note, by agreement or otherwise, and each of Borrowers hereby expressly waive the benefit of any statute or rule of law or equity which would produce a result contrary to or in conflict with the foregoing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom such agreement is sought to be enforced.

     11.  Waiver of Presentment, Protest, etc. Borrowers, for themselves and
          ------------------------------------
their respective heirs, successors and assigns, hereby waive presentment, protest, demand, diligence, notice of dishonor and of nonpayment, and waive and renounces all rights to the benefits of any statute of limitations and any moratorium, appraisement, exemption and homestead now provided or which may hereafter be provided by any federal or state statute, including, but not limited to, exemptions provided by or allowed under any federal or state bankruptcy or insolvency laws, both as to themselves and as to all of their individual and jointly-owned property, whether real or personal, against the enforcement and collection of the obligations evidenced by this Note and any and all extensions, renewals and modifications hereof.

     12.  Maximum Amount. It is the intention of Borrowers and Lender to conform
          --------------
strictly to the usury and other laws relating to interest from time to time in force, and all agreements among Borrower and Lender, whether now existing or hereafter arising and whether oral or written, are hereby expressly limited so that in no contingency or event whatsoever, whether by acceleration of maturity hereof or otherwise, shall the amount paid or agreed to be paid in the aggregate to Lender as interest hereunder or under the other Loan Documents or in any other security agreement given to secure the indebtedness of Borrowers to Lender, or in any other document evidencing, securing or pertaining to the indebtedness evidenced hereby, exceed the maximum rate permissible under applicable usury or other laws (the "Maximum Rate"). If under any circumstances
                                     ------------
whatsoever fulfillment of any provision hereof, or any of the other Loan Documents, at the time performance of such provision shall be due, shall involve exceeding the Maximum Rate, then, ipso facto, the obligation to be fulfilled
                                  ---- -----
shall be reduced by an amount such that the Maximum Rate is not exceeded. For the purposes of calculating the actual amount of interest paid and/or payable hereunder, in respect of laws pertaining to usury or such other laws, all sums paid or agreed to be paid to the holder of this Note for the use, forbearance or detention of the indebtedness of Borrowers evidenced hereby, outstanding from time to time shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread from the date of disbursement of the proceeds of this Note until payment in full of all of such indebtedness, so that the actual rate of interest on account of such indebtedness is uniform through the term hereof. The terms and provisions of this Section 12 and Section 13 hereof shall control and supersede every other provision of all agreements between or among Borrower or any endorser and Lender.

     13. Payment in Excess of Maximum Rate. If under any circumstances Lender shall ever receive an

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amount of interest such that the Maximum Rate would be exceeded, such amount shall be deemed a payment in reduction of the principal amount owing hereunder and shall be so applied or shall be applied to the principal amount of other indebtedness secured by the Deed of Trust or other Loan Documents, and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of this Note and any other indebtedness of Borrowers in favor of Lender, the excess shall be deemed to have been a payment made by mistake and shall be refunded to Borrowers.

     14.  Governing Law; Consent to Jurisdiction.
          --------------------------------------

     (a) This Note shall be governed by and construed in accordance with the laws of the State of California applicable with respect to agreements to be performed wholly within such state.

     (b) Any legal suit, action or proceeding against Borrowers (or either of them) or Lender arising out of or relating to this Note shall be instituted in any federal or state court in Los Angeles, California, and each of Borrowers and Lender waives any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding, and each of Borrowers and Lender hereby irrevocably submits to the jurisdiction of any such court in any suit, action or proceeding.

     15.  Notices. Any communications, requests or notices given
          -------
under this Note or the Deed of Trust shall be in writing and either personally delivered, delivered by overnight courier, or mailed by certified, registered, or express mail, return receipt requested, deposited in the United States mail postage pre-paid, addressed to the party for whom the notice is intended and its attorney as follows:

   To Borrowers:

     Scott and Rebecca Jarus
     1711 6/th/ Street
     Manhattan Beach, California 90266

   To Lender:

     j2 Global Communications, Inc.
     6922 Hollywood Blvd, Suite 800
     Los Angeles, California 90028
     Attention:  General Counsel

These addresses may be changed by notice as provided herein. Notwithstanding anything to the contrary herein, no notice from Borrowers to Lender hereunder shall be effective unless signed by both Borrowers. Notwithstanding anything to the contrary contained above, notice of default hereunder shall be given only by personal delivery or by overnight courier, addressed in the manner provided above. All notices shall be deemed to have been received on the earlier of actual receipt, or, if given by mail, four (4) Business Days following the postmark date thereof unless sent by overnight mail in which event they shall be deemed to have been received one (1) Business Day following the postmark date thereof. Any indicated copies of any notice are courtesy copies only, and failure to deliver any such copy shall not be deemed to be a failure to deliver notice to Borrowers or Lender. Lender's attorney(s) and Borrowers' attorney(s) may serve any notice under this Note on behalf of their respective clients.

     16.  Construction. Whenever reference is made herein to
          ------------
"Borrowers", such reference shall be deemed to be to "Borrowers or any of Borrowers", unless the context clearly requires a contrary meaning. Each Borrower is fully and personally obligated to keep all of the promises made in this Note, including the promise to pay the full amount owed. Lender may enforce its rights under this Note against each Borrower

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individually or against Borrowers together. This means that any one of Borrowers may be required to pay all of the amounts owed under this Note.

     17.  Recourse. This Note represents a full recourse obligation of
          --------
Borrowers. Accordingly, Borrowers shall remain personally liable for payment of this Note, and any assets of Borrowers may be applied to the satisfaction of Borrowers' obligations hereunder.

     18.  Transfer of Note by Lender. Lender shall have the right to assign,
          --------------------------
pledge or transfer its interest in this Note, the Deed of Trust and any other Loan Document without the consent of Borrowers. Notwithstanding the above, Lender shall notify Borrower in writing of such assignment, pledge or transfer of interest within ten (10) business days of such action.


     IN WITNESS WHEREOF, Borrowers have executed this instrument as of the date first above written.


                    /s/ Scott Jarus
            ---------------------------------------
            SCOTT JARUS


                   /s/ Rebecca Jarus
            ---------------------------------------
            REBECCA JARUS

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STATE OF CALIFORNIA      )
                   ) ss:
COUNTY OF LOS ANGELES    )


     On July ___, 2001 before me, the undersigned, a Notary Public in and for said State, personally appeared Scott Jarus, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.


WITNESS my hand and official seal



SIGNATURE:________________________     (This area for official
                                       notarial seal)



STATE OF CALIFORNIA        )
                           ) ss:
COUNTY OF LOS ANGELES      )



     On July ___, 2001 before me, the undersigned, a Notary Public in and for said State, personally appeared Scott Jarus, personally known to me (or proved to me on the basis of satisfactory evidence) to be the attorney-in-fact for Rebecca Jarus, the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same in his authorized capacity on her behalf, and that by his signature on the instrument the person, or the person upon behalf of which he acted, executed the instrument.


WITNESS my hand and official seal



SIGNATURE:________________________        (This area for official
                                          notarial seal)

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